Commitments and Contingencies - Future Minimum Rental Commitments Under Operating Leases with Noncancelable Lease Terms in Excess of One Year (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
2014	$ 137
2015	109
2016	92
2017	76
2018	55
2019 and thereafter	$ 187